LOCATION OF FACILITIES                      Exhibit 99.1
As of April 5, 1995


HUGHES SUPPLY, INC.

FLORIDA - WHOLESALE
Auburndale                                  Orlando
Bradenton                                    Bathstyle Showroom
Cape Coral                                   Building Materials
Clearwater                                   Electrical
Clermont                                     Lightstyle Showroom
Daytona                                      Plumbing
Eaton Park                                   Water & Sewer
Ft. Lauderdale                              Palm Beach
 Building Materials                         Panama City
 Plumbing                                    Electrical
Ft. Myers                                    Plumbing
 Electrical                                 Perry
 Plumbing                                   Pompano Beach
 Water & Sewer                              Port Richey
Ft. Pierce                                  St. Petersburg
Gainesville                                 Sarasota
 Electrical                                  Building Materials & Electrical
 Plumbing                                    Plumbing
Inverness                                   Sebring
Jacksonville                                Tallahassee
 Electrical                                  Building Materials
 Building Materials                          Electrical
 Plumbing & PVF                              Utility
 Water & Sewer                              Tampa
Kissimmee                                    Building Materials
Lady Lake                                    Bathstyle Showroom
Lakeland                                     Plumbing
 Electrical                                  Water & Sewer
 Lightstyle Showroom                        Tavares
Leesburg                                    Venice
Longwood                                     Electrical & Plumbing
Marianna                                     Lightstyle Showroom
Melbourne                                   West Palm Beach
Miami                                       Winter Haven
Naples
 Electrical & Plumbing
 Bathstyle Showroom
Ocala
Orange City


ALABAMA - WHOLESALE                         OHIO - WHOLESALE
Birmingham                                  Batavia
Dothan                                      Brimfield
 HVAC                                       Cleveland
 Utility                                    Columbus
Huntsville                                  Dayton
 Plumbing & HVAC                            Elyria
 Water & Sewer                              Greenville
Mobile                                      Hartville
Montgomery                                  Lima
 HVAC                                       Marion
 Water & Sewer                              Monroe
					    Toledo
GEORGIA - WHOLESALE                         Van Wert
Albany
Alpharetta
Athens                                      INDIANA - WHOLESALE
Atlanta                                     Fort Wayne
 Building Materials                         Indianapolis
 Electrical                                  Water & Sewer
 Plumbing & HVAC                             Plumbing & HVAC
Brunswick                                   Muncie
Columbus
Conyers
Hartsfield                                  PENNSYLVANIA - WHOLESALE
LaGrange                                    Bedford
Macon                                       Monroeville
 Electrical                                 Shippenville
 Lightstyle Showroom
 Plumbing & HVAC
Marietta                                    SOUTH CAROLINA - WHOLESALE
 Electric Utility                           Anderson
 Plumbing & HVAC                            Bluffton
McDonough                                   Hilton Head Island
Moultrie
Savannah
 Electrical                                 FLORIDA - DISTRIBUTION CENTER
 Plumbing & HVAC                            Orlando
 Water & Sewer
Statesboro
Thomasville                                 GEORGIA - DISTRIBUTION CENTER
Tifton                                      College Park
 Electrical
 Plumbing & HVAC
Valdosta
 Electrical
 Plumbing


PAINE SUPPLY OF JACKSON, INC.               USCO INCORPORATED

MISSISSIPPI - WHOLESALE                     NORTH CAROLINA - WHOLESALE

Biloxi                                      Charlotte
Greenville                                  Crown Point Showroom
Greenwood                                   Durham
Gulfport                                    Goldsboro
 Plumbing                                   Henderson
 Refrigeration                              High Point
Hattiesburg                                 Monroe
Jackson                                     Pinehurst
Laurel                                      Rocky Mount
Meridian                                    Salisbury
Pascagoula                                  Statesville
Tupelo                                      Zebulon

					    MARYLAND - WHOLESALE
CAROLINA PUMP & SUPPLY CORP.                Capitol Heights
(d/b/a Pump & Lighting Co.)
					    SOUTH CAROLINA - WHOLESALE
NORTH CAROLINA - WHOLESALE                  Aiken
Charlotte                                   Cheraw
Charlotte Water & Sewer                     Columbia
Fayetteville                                Greenville
Greensboro                                  Lancaster
Hickory
Kinston                                     VIRGINIA - WHOLESALE
Raleigh                                     Arlington
Wilmington                                  La Crosse
Winston Salem                               Lynchburg

SOUTH CAROLINA - WHOLESALE                  NORTH CAROLINA - DISTRIBUTION
Charleston                                   CENTER
Florence                                    Monroe
Greer
Surfside Beach
West Columbia

TENNESSEE - WHOLESALE
Knoxville


ONE STOP SUPPLY, INC.

TENNESSEE - WHOLESALE
Clarksville
Cookeville
Jackson
Memphis
Nashville

KENTUCKY - WHOLESALE
Bowling Green
Glasgow



MILLS & LUPTON SUPPLY COMPANY

TENNESSEE - WHOLESALE
Chattanooga
Cleveland
Memphis

GEORGIA - WHOLESALE
Dalton
Macon

FLORIDA - WHOLESALE
Tallahassee